Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Newtek Business Services, Inc. (the “Company”), for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Seth A. Cohen, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/S/ SETH A. COHEN
Seth A. Cohen,
Chief Financial Officer

March 15, 2010